SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                   FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 1-12358
reported): October 9, 1995


                          COLONIAL PROPERTIES TRUST
            (Exact name of registrant as specified in its charter)



                Alabama                               59-7007599
        (State of organization)                      (IRS Employer
                                                Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)

                          COLONIAL PROPERTIES TRUST


Item 5.     Other Events


Colonial Properties Trust (the Company), an Alabama real estate investment trust whose common shares are listed on the New York Stock Exchange under the symbol CLP, owns and operates commercial real estate through Colonial Realty Limited Partnership, a Delaware limited partnership and the "Operating Partnership" of Colonial Properties Trust. Through the Operating Partnership the Company has acquired seven multifamily apartment communities in Alabama and Georgia and five retail centers in Florida and South Carolina (the Acquired Properties). The terms of the acquisitions, which were determined as a result of arms length negotiations between the sellers of the properties and the Company, are set forth in Real Estate Sales Contracts. The following summary of the material terms of the transactions is qualified in its entirety by the terms of the transactions as set forth in such contracts.


Terms of Acquisition

The 12 Acquired Properties total 1,505 apartment units and 1.3 million square feet of retail space and were purchased at a combined purchase price of $179.2 million. These acquisitions increase the Company's multifamily portfolio to 13,039 apartment units, increase the Company's retail portfolio to 5.7 million square feet, and increase the Company's expanding retail presence in central Florida to 2.1 million square feet. In association with six of the acquisitions, the Company assumed existing mortgages totaling $40.5 million. The remainder of the purchase price of the Acquired Properties was financed through the issuance of limited partnership units in the Operating Partnership and advances on the Company's unsecured line of credit.


Description of Property

Northdale Cour--Tampa, Florida

On October 9, 1995, the Company acquired Northdale Court, a 191,000 square foot shopping center in Tampa, Florida. Anchor tenants include Beall's, T.J. Maxx, Cobb Theaters, and Jo-Ann Fabrics. The center was acquired for a purchase price of approximately $11.1 million, plus a reserve for capital expenditures of $150,000. The acquisition was funded through an advance on the Company's unsecured line of credit.


Spring Creek Apartments--Macon, Georgia

On April 2, 1996, the Company acquired Spring Creek Apartments, a 296-unit luxury multifamily community in Macon, Georgia at a purchase price of $14.4 million which was financed through an advance on the Company's unsecured line of credit. Spring Creek was constructed in two phases completed in 1992 and 1994. The development consists of 33 two-story buildings and a separate clubhouse on approximately 27 acres of land. Amenities include two swimming pools, a fitness center, and racquetball and tennis courts. The average unit size is 1,108 square feet with average unit market rent of $610 per month.


Crowne Chase Apartments--Birmingham, Alabama

On April 16, 1996, the Company  acquired Crowne Chase  Apartments,  a 244-unit luxury multifamily community in Birmingham, Alabama. Crowne Chase was acquired for a purchase price of $13.7 million which was financed through an advance on the Company's unsecured line of credit. The development, which was constructed in 1994, consists of 16 two-story buildings and a separate clubhouse on approximately 20.3 acres. Amenities include a fitness center, a swimming pool with sauna, lighted tennis courts, and breathtaking landscaping and waterscaping. The average unit size is 1,033 square feet, and the average unit market rent is $660 per month.


Crowne Point Apartment--Birmingham, Alabama

On May 14, 1996, the Company also acquired Crowne Point Apartments, a 392-unit complex comprising 26 two-story buildings in a suburb of Birmingham, Alabama. The buildings were constructed in two phases in 1987 and 1991. Crowne Point was acquired for a purchase price of $23.1 million which was financed through an advance on the Company's unsecured line of credit, less the assumption of a mortgage with a balance of $12.4 million which bears interest at 8.0%. Crowne Point;s amenities include a recreational building, two swimming pools, a clubhouse with an exercise room, and lighted tennis courts.


Pointe West Apartments and Ashford Place Apartments--Mobile, Alabama

On May 1, 1996, the Company acquired Pointe West Apartments in Mobile, Alabama. Pointe West was completed in 1981 and consists of 104 units in 14 two-story buildings with a separate clubhouse on approximately 7.6 acres of land. The average unit size of Pointe West is 1,100 square feet with an average market rent of $578 per month.

Also on May 1, 1996, the Company acquired Ashford Place Apartments in Mobile, Alabama. Ashford Place was completed in 1983 and consists of 168 units in 11 two-story buildings with a separate clubhouse on approximately 8.8 acres of land. The average unit size of Ashford Place is 805 square feet with an average market rent of $462 per month.

Both properties offer a swimming pool, exercise room, a fireplace in each unit, and controlled access parking. Pointe West also offers covered parking to its residents.

The combined purchase price of approximately $10.9 million for Ashford Place and Pointe West was paid through the issuance of 182,804 limited partnership units of Colonial Realty Limited Partnership at $24.00 per unit, the assumption of approximately $6.4 million of indebtedness at an interest rate of 7.125%, and payment of other acquisition costs estimated at approximately $130,000.


Crowne Ridge Apartments--Birmingham, Alabama

On May 14, 1996, the Company acquired Crowne Ridge Apartments, located in a suburb of Birmingham, Alabama. Crowne Ridge consists of 125 units in 8 two-story buildings which were built in 1992. The purchase price of $7.2 million was financed through the Company's assumption of a mortgage with a balance of $3.8 million which bears interest at 8.06% and through an advance on the Company's line of credit. Crowne Ridge's amenities include a clubhouse with an exercise room, a swimming pool, and extensive landscaping.


Briarcliffe Mall--Myrtle Beach, South Carolina

On July 23, 1996, the Company acquired Briarcliffe Mall, a 488,000 square foot regional mall in Myrtle Beach, South Carolina, for a purchase price of $42.2 million. The mall includes a 50,745 square foot J.C. Penney, an 84,000 square foot K-Mart, and two Belk's stores, one having 58,000 square feet and the other having 61,000 square feet under a ground lease. The mall was constructed in 1986 and is currently 95% leased. The acquisition includes approximately 9 acres of land adjacent to the mall property which is available for expansion. The Company used proceeds from its July 1996 debt offering to fund $41 million of the acquisition price and issued 48,905 limited partnership units of Colonial Realty Limited Partnership valued at $1.2 million. The units have been allocated to the expansion land portion of the acquisition and as such will not be eligible to receive distributions for 24 months after closing.


Barrington Club Apartments--Macon, Georgia

On September 13, 1996, the Company acquired Barrington Club Apartments, a 176-unit luxury multifamily community in Macon, Georgia. Barrington Club was acquired for a purchase price of $9.5 million which was financed through an advance on the Company's unsecured line of credit. The development, which was completed earlier this year, consists of eight two- and three-story buildings and a separate clubhouse on approximately 14 acres of land.
Amenities include a swimming pool, a fitness center, tennis courts, and a playground. The average unit size is 1,091 square feet with average unit market rent of $651 per month. The property is located in the Barrington Hall, a 650-acre Planned Unit Development, which includes a golf club with an 18-hole course, estate homes, and single family homes. Residents of Barrington Club Apartments have golf privileges at the club.


Wekiva RiverWalk--Orlando, Florida

On October 2, 1996, the Company acquired Wekiva RiverWalk Shopping Center, a 209,000 square foot shopping center in Orlando, Florida, for a purchase price of $18.1 million. The center includes a 58,000 square foot Goodings Supermarket, a 36,000 square foot Beall's Department Store, a 26,000 United Artists Cinema, and ground leases for NationsBank and Barnett Bank. The center includes approximately 34,000 square feet of vacant in-line shop space the Company anticipates using to enhance the center's performance. The center was built in 1990 and is currently 84% leased.

Bardmoor Village--St. Petersburg, Florida

On October 18, 1996, the Company acquired Bardmoor Village Shopping Center, a 158,000 square foot shopping center in St. Petersburg, Florida, for a purchase price of $11.8 million. The center includes a 66,000 square foot Publix Super Market, a 36,000 square foot Craft Depot, a 10,000 square foot Eckerd Drug Store, and a ground lease for First Union Bank. The center was built in 1981, renovated and expanded in 1991, and is currently 99% leased.


Island Walk--Orlando, Florida

On October 18, 1996, the Company also acquired Island Walk Shopping Center, a 222,000 square foot shopping center in Orlando, Florida, for a purchase price of $17.2 million. The center includes a 108,000 square foot K-mart and a 56,000 square foot Publix Super Market. The center was built in two phases with the first phase completed in 1993 and the second phase in 1995. The center is currently 95% leased. In the acquisition of this property the Company assumed an existing mortgage of $10.4 million that matures in October 2001 and bears an interest rate of 8.8%.

                          COLONIAL PROPERTIES TRUST


Item 7.     Financial Statements and Exhibits


Financial Statements


      (a)    Historical Summary of Revenues and Direct
             Operating Expenses of Northdale Court...................

      (b)    Combined Historical Summary of Revenues and Direct
             Operating Expenses of Crowne Chase and Crowne Point.....

      (c)    Historical Summary of Revenues and Direct
             Operating Expenses of Briarcliffe Mall..................

      (d)    Historical Summary of Revenues and Direct
             Operating Expenses of Wekiva RiverWalk..................

      (e)    Historical Summary of Revenues and Direct
             Operating Expenses of Island Walk.......................

      (f)    Historical Summary of Revenues and Direct
             Operating Expenses of Bardmoor Village..................

      (g)    Unaudited Pro Forma Consolidated Condensed
             Balance Sheet of Colonial Properties Trust..............

      (h)    Unaudited Pro Forma Consolidated Condensed
             Statements of Operations of Colonial Properties Trust...


Exhibits

      23.1  Letter re:  Consent of Independent Accountants
      23.2  Letter re:  Consent of Independent Accountants

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property-Northdale Court as defined in Note 1 for the year ended December 31, 1994. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property-Northdale Court.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property-Northdale Court for the year ended December 31, 1994 in conformity with generally accepted accounting principles.



                                                     COOPERS & LYBRAND, L.L.P.

Birmingham, Alabama
July 3, 1996



                       ACQUIRED PROPERTY--NORTHDALE COURT
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                             For the
                                                           Year Ended
                                                         December 31, 1994
                                                        -------------------



 Revenues                                                 $    1,764,616
                                                           -------------

 Direct operating expenses:
     General operating expenses                                  380,446
     Salaries and benefits                                        67,137
     Repairs and maintenance                                     133,715
     Taxes, licenses, and insurance                              223,469
                                                           -------------

                                                                 804,767
                                                           -------------

 Excess of revenues over direct
     operating expenses                                  $       959,849
                                                           =============






 See Note to Historical Summary of Revenues and Direct Operating Expenses.

                      ACQUIRED PROPERTY-NORTHDALE COURT
                        NOTE TO HISTORICAL SUMMARY OF
                    REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description-The accompanying Historical Summary consists of Northdale Court, a retail property (the Acquired Property) located in Tampa, Florida. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $11 million.

      Basis of Presentation-The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state and local income taxes, if any.

      Income Recognition-Revenue from rental property is recognized when due from tenants.

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
Colonial Properties Trust

We have audited the Combined Historical Summary of Revenues and Direct Operating Expenses of the Acquired Properties-Crowne Chase Apartments and Crowne Point Apartments as defined in Note 1 for the year ended December 31, 1995. This Combined Historical Summary is the responsibility of the Acquired Properties' management. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Properties-Crowne Chase Apartments and Crowne Point Apartments.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Properties-Crowne Chase Apartments and Crowne Point Apartments for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                      COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
June 28, 1996

               ACQUIRED PROPERTIES--CROWNE CHASE AND CROWNE POINT
                         COMBINED HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                             For the
                                                            Year Ended
                                                         December 31, 1995
                                                        -------------------



 Revenues                                                 $    4,645,203
                                                           -------------

 Direct operating expenses:
     General operating expenses                                  432,948
     Salaries and benefits                                       263,121
     Repairs and maintenance                                     314,522
     Taxes, licenses, and insurance                              386,826
                                                           -------------

                                                               1,397,417
                                                           -------------

 Excess of revenues over direct
     operating expenses                                   $    3,247,786
                                                           =============






 See Note to Combined Historical Summary of Revenues and Direct
      Operating Expenses.


               ACQUIRED PROPERTY-CROWNE CHASE AND CROWNE POINT
                    NOTE TO COMBINED HISTORICAL SUMMARY OF
                    REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description-The accompanying Combined Historical Summary consists of Crowne Chase and Crowne Point, two multifamily properties (the Acquired Properties) located in Birmingham, Alabama. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Properties for a total of approximately $37 million.

      Basis of Presentation-The Combined Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state and local income taxes, if any.

      Income Recognition-Revenue from rental property is recognized when due from tenants.

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property-Briarcliffe Mall as defined in Note 1 for the year ended December 31, 1995. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property-Briarcliffe Mall.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property-Briarcliffe Mall for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                   MARGOLIN, WINER & EVENS LLP

Garden City, New York
February 22, 1996

                       ACQUIRED PROPERTY--BRIARCLIFFE MALL
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                            For the
                                                           Year Ended
                                                        December 31, 1995
                                                       -------------------



 Revenues:
     Rental income                                      $     5,818,894
     Other                                                      904,150
                                                          -------------
                                                              6,723,044
                                                          -------------

 Direct operating expenses:
     General operating expenses                               1,213,626
     Salaries and benefits                                      687,381
     Repairs and maintenance                                    108,321
     Taxes, licenses, and insurance                             566,243
                                                          -------------

                                                             2,575,571
                                                          -------------

 Excess of revenues over direct
      operating expenses                                $    4,147,473
                                                          =============






 See Notes to Historical Summary of Revenues and Direct Operating Expenses.


                      ACQUIRED PROPERTY-BRIARCLIFFE MALL
                        NOTES TO HISTORICAL SUMMARY OF
                    REVENUES AND DIRECT OPERATING EXPENSES

1.    Summary of Significant Accounting Policies

      Description-The accompanying Historical Summary consists of Briarcliffe Mall, a 480,000 square foot enclosed shopping center (the Acquired Property) located near Myrtle Beach, South Carolina. At December 31, 1995, substantially all rentable space was occupied. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $42 million.

      Basis of Presentation-The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state and local income taxes, if any. Amortization of $265,406 related to lease incentive costs is reflected as a reduction of rental income.

      Income Recognition-Revenue from rental property is recognized on a straight-line basis over the noncancelable term of the respective leases. Amounts actually billed to tenants in excess of rental income recognized amounted to $149,668 in 1995.

      Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.    Rental Income

      The  Acquired  Property  leases  space  to  approximately   seventy-five
      tenants under leases, substantially all of which are noncancelable, with terms which vary with the tenant. In addition to minimum rents, some of the leases provide for additional rents during any year that the tenants' gross sales volume exceeds amounts stated in the tenants' leases (percentage rents). Tenants are also responsible for reimbursement of certain operating expenses, including real estate taxes, insurance, and mall and common area costs. Certain leases provide for annual adjustments to the minimum rents based on changes in the consumer price index (C.P.I.). Income from tenants' expense participations, percentage rents and C.P.I. adjustments was approximately $2,010,000 in 1995.

3.    Other

      The State of South Carolina (the State) has informed the management of the Acquired Property of its intention to condemn approximately three to four acres of land included in the Acquired Property for road improvements. As of February 22, 1996, the State had not condemned the land or indicated the amount of the condemnation award it will offer.

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property-Wekiva RiverWalk as defined in Note 1 for the year ended December 31, 1995. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property-Wekiva RiverWalk.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property-Wekiva RiverWalk for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                      COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
December 6, 1996


                       ACQUIRED PROPERTY--WEKIVA RIVERWALK
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                             For the
                                                            Year Ended
                                                         December 31, 1995
                                                        -------------------



 Revenues                                                 $    2,515,780
                                                           -------------

 Direct operating expenses:
     General operating expenses                                  266,666
     Salaries and benefits                                        18,577
     Repairs and maintenance                                     158,870
     Taxes, licenses, and insurance                              314,819
                                                           -------------

                                                                 758,932
                                                           -------------

 Excess of revenues over direct
     operating expenses                                   $    1,756,848
                                                           =============






 See Note to Historical Summary of Revenues and Direct Operating Expenses.

                      ACQUIRED PROPERTY-WEKIVA RIVERWALK
                        NOTE TO HISTORICAL SUMMARY OF
                    REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description-The accompanying Historical Summary consists of Wekiva RiverWalk, a retail property (the Acquired Property) located in Orlando, Florida. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $18.1 million.

      Basis of Presentation-The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state and local income taxes, if any.

      Income Recognition-Revenue from rental property is recognized when due from tenants.

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property-Island Walk as defined in Note 1 for the year ended December 31, 1995. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property-Island Walk.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property-Island Walk for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                      COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
December 13, 1996


                         ACQUIRED PROPERTY--ISLAND WALK
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                             For the
                                                            Year Ended
                                                         December 31, 1995
                                                        -------------------



 Revenues                                                $    1,581,480
                                                          -------------

 Direct operating expenses:
     General operating expenses                                  53,834
     Salaries and benefits                                        6,210
     Repairs and maintenance                                     66,206
     Taxes, licenses, and insurance                             129,489
                                                          -------------

                                                                255,739
                                                          -------------

 Excess of revenues over direct
     operating expenses                                  $    1,325,741
                                                          =============






 See Note to Historical Summary of Revenues and Direct Operating Expenses.

                        ACQUIRED PROPERTY-ISLAND WALK
                        NOTE TO HISTORICAL SUMMARY OF
                    REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description-The accompanying Historical Summary consists of Island Walk, a retail property (the Acquired Property) located in Orlando, Florida. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $17.2 million.

      Basis of Presentation-The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state and local income taxes, if any.

      Income Recognition-Revenue from rental property is recognized when due from tenants.

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property-Bardmoor Village as defined in Note 1 for the year ended December 31, 1995. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property-Bardmoor Village.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property-Bardmoor Village for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                      COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
December 13, 1996

                       ACQUIRED PROPERTY--BARDMOOR VILLAGE
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                             For the
                                                            Year Ended
                                                         December 31, 1995
                                                        -------------------



 Revenues                                                  $    1,541,932
                                                            -------------

 Direct operating expenses:
     General operating expenses                                    39,821
     Salaries and benefits                                         28,563
     Repairs and maintenance                                      103,630
     Taxes, licenses, and insurance                               252,917
                                                            -------------

                                                                  424,931
                                                            -------------

 Excess of revenues over direct
     operating expenses                                    $    1,117,001
                                                            =============






 See Note to Historical Summary of Revenues and Direct Operating Expenses.

                      ACQUIRED PROPERTY-BARDMOOR VILLAGE
                        NOTE TO HISTORICAL SUMMARY OF
                    REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description-The accompanying Historical Summary consists of Bardmoor Village, a retail property (the Acquired Property) located in St. Petersburg, Florida. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $11.8 million.

      Basis of Presentation-The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state and local income taxes, if any.

      Income Recognition-Revenue from rental property is recognized when due from tenants.

                          COLONIAL PROPERTIES TRUST
                            PRO FORMA CONSOLIDATED
                           CONDENSED BALANCE SHEET
                              September 30, 1996
                                 (Unaudited)


The following unaudited pro forma consolidated condensed balance sheet reflects significant transactions effected by the Company after September 30, 1996 including the purchase of three of the twelve Acquired Properties mentioned elsewhere herein. (Nine of the twelve Acquired Properties were purchased prior to September 30, 1996 and are already reflected in the Company's historical balance sheet at September 30, 1996). In addition to the three Acquired Properties, the unaudited pro forma consolidated condensed balance sheet reflects a $100 million public offering of debt proposed for December 1996 ($50 million of which was completed on December 11, 1996). The pro forma effects of these transactions are included in the unaudited pro forma consolidated condensed balance sheet assuming the transactions had occurred as of September 30, 1996 and assuming the Company used the proceeds of the debt offering to repay outstanding indebtedness. (See notes to unaudited pro forma consolidated condensed balance sheet).

This unaudited pro forma consolidated condensed balance sheet is not necessarily indicative of the actual financial position of the Company had the transactions been completed as of September 30, 1996, nor does it purport to represent the future financial position of the Company. The unaudited pro forma consolidated condensed balance sheet and related notes should be read in conjunction with the information appearing in the Company's 1995 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto and with the Company's September 30, 1996 Quarterly Report as filed with the
Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.



                            Colonial Properties Trust
                 Pro Forma Consolidated Condensed Balance Sheet
                               September 30, 1996
                                 (In Thousands)
                                   (Unaudited)



                                         Pro Forma Adjustments
                         Colonial ----------------------------------- Colonial
                        Properties  Acquisition Proceeds             Properties
                         Trust         of         of       Payment      Trust
                       Historical  Properties  Offering   of Debt     Pro Forma
                       ----------  ----------  ---------  ----------  ----------
                          (A)         (B)         (C)        (D)

ASSETS
Land, buildings,
  & equipment, net     $ 740,622   $ 47,100                           $ 787,722
Undeveloped land and
  construction in
   progress              101,320                                        101,320
Cash and equivalents       2,431               $ 99,000   $(99,000)       2,431
Restricted cash            2,474                                          2,474
Accounts receivable, net   2,717                                          2,717
Prepaid expenses           5,335                                          5,335
Notes receivable               0                                              0
Deferred debt and lease
  costs                    5,366                  1,000                   6,366
Investment in partnerships 5,276                                          5,276
Other assets               5,672                                          5,672
                      ----------  ----------  ---------- ----------  ----------
                       $ 871,213   $ 47,100   $ 100,000  $ (99,000)   $ 919,313
                      ==========  ==========  =========  ==========  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes and mortgages
  payable              $ 431,543   $ 47,100   $ 100,000  $ (99,000)   $ 479,643
Accounts payable          11,743                                         11,743
Accrued expenses          11,069                                         11,069
Tenant deposits            2,776                                          2,776
Unearned rent                765                                            765
                      ----------  ----------  ---------  ----------  ----------
   Total liabilities     457,896     47,100     100,000     (99,000)    505,996
                      ----------  ----------  ---------  ----------  ----------

Minority interest        133,584                                        133,584
                      ----------  ----------  ---------  ----------  ----------

Common shares of
  beneficial interest,
   $.01 par value            177                                            177
Additional paid-in
  capital                302,850                                        302,850
Cumulative earnings       41,709                                         41,709
Cumulative distributions (64,558)                                       (64,558)
Deferred compensation on
  restricted shares         (445)                                          (445)
                      ----------  ----------  ---------  ----------  ----------
   Total shareholders'
     equity              279,733         -0-         -0-        -0-     279,733
                      ----------  ----------  ---------  ----------  ----------

                       $ 871,213   $ 47,100   $ 100,000   $ (99,000)  $ 919,313
                      ==========  ==========  =========  ==========  ==========

                          COLONIAL PROPERTIES TRUST
                       NOTES TO PRO FORMA CONSOLIDATED
                           CONDENSED BALANCE SHEET
                                 (Unaudited)


(A)  Reflects  the  historical   financial  position  of  the  Company  as  of
     September 30, 1996 as presented in the Company's Form 10-Q as filed with the Securities and Exchange Commission on November 14, 1996.

(B) Includes the acquisition of three of the four Acquired Properties; Wekiva RiverWalk for a purchase price of $18.1 million, Island Walk for $11.8 million, and Bardmoor Village for $17.2 million. These property acquisitions were financed through advances on the Company's unsecured line of credit and the assumption of indebtedness on one of the properties.

(C) Reflects the proceeds of the proposed December 1996 debt offering of $100,000,000 less costs of the offering of $1,000,000 ($50,000,000 of this offering was completed on December 11, 1996).

(D) Reflects the repayment of the outstanding balance on the Company's unsecured line of credit.

                          COLONIAL PROPERTIES TRUST
                       PRO FORMA CONSOLIDATED CONDENSED
                           STATEMENTS OF OPERATIONS
                   For the Year Ended December 31, 1995 and
                   the Nine Months Ended September 30, 1996
                                 (Unaudited)


The following unaudited pro forma consolidated condensed statements of operations reflect significant transactions effected by the Company during 1995 and 1996 which includes the purchase of the 12 Acquired Properties mentioned elsewhere herein. In addition to the Acquired Properties, the following significant transactions are reflected in the unaudited pro forma consolidated condensed statements of operations: (i) the Company's acquisition of five properties during 1995 other than those included in the Acquired Properties, (iii) the Company's equity offerings completed in May 1995 and January 1996, (iv) the Operating Partnership's debt offering completed in July 1996, and (v) the Operating Partnership's $100 million debt offering proposed for December 1996 ($50 million of which was completed on December 11, 1996). The pro forma effects of all such transactions are included in the unaudited pro forma consolidated condensed statements of operations assuming the transactions had occurred as of January 1, 1995 and assuming the Company used the proceeds of the equity and debt offerings to repay outstanding indebtedness. (See notes to unaudited pro forma consolidated condensed statements of operations).

These unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of the actual results of operations had the transactions been completed as of January 1, 1995, nor do they purport to represent the future results of the operations of the Company. The Company is not aware of any material factors relating to the Acquired Properties, other than as disclosed in the footnotes to the unaudited pro forma consolidated condensed statements of operations, which would cause the combined historical summaries of revenues and direct operating expenses not to be necessarily indicative of future operating results.

These unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of the actual financial results of the Company had the transactions been completed as of January 1, 1995, nor do they purport to represent the future financial results of the Company. The unaudited pro forma consolidated condensed statements of operations and related notes should be read in conjunction with the information appearing in the Company's 1995 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto and with the Company's September 30, 1996 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

                            Colonial Properties Trust
            Pro Forma Consolidated Condensed Statements of Operations
                      For the year ended December 31, 1995
                      (In Thousands, Except Per Share Data)
                                   (Unaudited)



                                   For the year ended December 31, 1995
                            ---------------------------------------------------
                                             Pro Forma Adjustments
                              Colonial   ---------------------------  Colonial
                             Properties   Acquisition                Properties
                                Trust         of         Payment        Trust
                             Historical   Properties  of Debt, net   Pro Forma
                             ----------  -----------   -----------  -----------
                                (A)          (B)           (C)

 Revenues:
     Rent                    $ 107,172     $ 26,109       $ -0-      $ 133,281
     Other                       3,718        1,976         -0-          5,694
                           -----------  -----------   -----------  -----------
       Total revenue           110,890       28,085         -0-        138,975
                           -----------  -----------   -----------  -----------

 Property operating expenses:
     General operating
       expenses                  8,355        2,665         -0-         11,020
     Salaries and benefits       7,363        1,535         -0-          8,898
     Repairs and maintenance    10,890        1,867         -0-         12,757
     Taxes, licenses and
       insurance                 9,617        2,836         -0-         12,453
 General and administrative      5,547          -0-         -0-          5,547
 Depreciation and amortization  20,490        4,433         -0-         24,923
                            -----------  -----------   -----------  -----------
       Total operating
         expenses               62,262       13,336         -0-         75,598
                            -----------  -----------   -----------  -----------
                            -----------  -----------   -----------  -----------
       Income from
         operations             48,628       14,749         -0-         63,377
                            -----------  -----------   -----------  -----------

 Other income (expense):
     Interest expense          (24,060)     (11,374)     10,418        (25,016)
     Income from partnerships      736          -0-         -0-            736
     Gains from sale of property   175          -0-         -0-            175
                            -----------  -----------   -----------  -----------
       Total other expense     (23,149)     (11,374)     10,418        (24,105)
                            -----------  -----------   -----------  -----------
                            -----------  -----------   -----------  -----------

     Income before minority
       interest in CRLP         25,479        3,375      10,418         39,272
 Minority interest in CRLP      10,543        2,149         -0-         12,692
                           -----------  -----------   -----------  -----------

     Net income (loss)        $ 14,936      $ 1,226    $ 10,418       $ 26,581
                           ===========  ===========   ===========  ===========

 Net income per share       $    1.29                               $    1.51
                           ===========                             ===========

 Common shares outstanding     11,613                                  17,657
                           ===========                             ===========


                            Colonial Properties Trust
            Pro Forma Consolidated Condensed Statements of Operations
                  For the nine months ended September 30, 1996
                      (In Thousands, Except Per Share Data)
                                   (Unaudited)



                               For the nine months ended September 30, 1996
                           ---------------------------------------------------
                                            Pro Forma Adjustments
                             Colonial   ---------------------------  Colonial
                            Properties   Acquisition                Properties
                               Trust         of          Payment       Trust
                             Historical   Properties   of Debt, net  Pro Forma
                            -----------  -----------   -----------  -----------
                                (A)          (B)           (C)

 Revenues:
     Rent                     $ 93,091      $ 9,634        $ -0-     $ 102,725
     Other                       3,172        1,351          -0-         4,523
                           -----------  -----------   -----------  -----------
       Total revenue            96,263       10,985          -0-       107,248
                           -----------  -----------   -----------  -----------

 Property operating expenses:
     General operating
       expenses                  7,100        1,048          -0-         8,148
     Salaries and benefits       6,449          640          -0-         7,089
     Repairs and maintenance     9,777          522          -0-        10,299
     Taxes, licenses and
       insurance                 8,374          856          -0-         9,230
 General and administrative      2,598          -0-          -0-         2,598
 Depreciation and amortization  17,034        1,993          -0-        19,027
                           -----------  -----------   -----------  -----------
       Total operating
         expenses               51,332        5,059          -0-        56,391
                           -----------  -----------   -----------  -----------
                           -----------  -----------   -----------  -----------
       Income from
         operations             44,931        5,926          -0-        50,857
                           -----------  -----------   -----------  -----------

 Other income (expense):
     Interest expense          (16,614)      (5,695)         646       (21,663)
     Income from partnerships      155          -0-          -0-           155
     Gains from sales               16          -0-          -0-            16
                           -----------  -----------   -----------  -----------
       Total other expense     (16,443)      (5,695)         646       (21,492)
                           -----------  -----------   -----------  -----------

Income before extraordinary
  items and minority interest
    in CRLP                     28,488          231          646        29,365
Extraordinary loss from
  debt extinguishment             (487)         -0-          -0-          (487)
                           -----------  -----------   -----------  -----------

     Income before minority
       interest in CRLP         28,001          231          646        28,878
 Minority interest in CRLP       9,553         (220)         -0-         9,333
                            -----------  -----------   -----------  -----------

     Net income (loss)        $ 18,448        $ 451        $ 646      $ 19,546
                           ===========  ===========   ===========  ===========

 Net income per share       $    1.07                               $    1.11
                           ===========                             ===========

 Common shares outstanding     17,284                                  17,657
                           ===========                             ===========

                          COLONIAL PROPERTIES TRUST
                       NOTES TO PRO FORMA CONSOLIDATED
                      CONDENSED STATEMENTS OF OPERATIONS
                                 (Unaudited)


(A) Reflects the Company's historical results of operations for the year ended December 31, 1995 as presented in the Company's 1995 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and the Company's historical results of operations for the nine months ended September 30, 1996 as presented in the Company's September 30, 1996 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q.

 (B) Reflects the operating results of the six properties acquired during 1995 and the eleven properties acquired during 1996 (including the 12 Acquired Properties mentioned elsewhere herein). The results included as pro forma adjustments for these properties include those operating results of the properties for the respective periods during which the Company did not own the properties.

     Included elsewhere herein are Historical Summaries of Revenues and Direct Operating Expenses for seven of the Acquired Properties. The pro forma statements of operations include certain adjustments made to these historical summaries as presented in the following table.

                                        For the Nine        For the
                                        Months Ended       Year Ended
                                       September 30,      December 31,
                                            1996              1995
                                       ---------------   ---------------

        Excess of revenues over
        direct operating expenses (1)
           Crowne Chase and Crowne Point      $ 1,125          $  3,248
           Briarcliffe Mall                     2,039             4,147
           Wekiva RiverWalk                     1,340             1,757
           Island Walk                          1,302             1,326
           Bardmoor Village                     1,027             1,117
           Other properties                     1,086             7,587
                                       ---------------   ---------------
                                                7,919            19,182
        Less:
           Depreciation of property (2)         1,993             4,433
           Interest on acquisition
             financing (3)                      5,695            11,374
                                       ---------------   ---------------

        Pro forma income before
        minority interest                     $   231          $  3,375
                                       ===============   ===============


     (1) The excess of revenues over direct operating expenses is based upon historical operations for the seventeen properties acquired during 1995 and 1996 for the year ended December 31, 1995 and the nine months ended September 30, 1996, as contained in the Historical Summaries of Revenues and Direct Operating Expenses included elsewhere herein for the properties whose December 31, 1995 financial results have been audited.

     (2) The asset basis used in the computation of depreciation includes a preliminary allocation of the purchase price to land, land improvements, building, and personal property, plus acquisition costs to date. Such allocation may be adjusted pending receipt of additional information. Depreciation has been computed using the straight line method with cost recovery periods of 7 to 40 years.

     (3) Includes  interest  expense  incurred  from  sources of funds used to
         finance  the  acquisition  of  the  Acquired   Properties   including
         advances on the Company's unsecured line of credit

(C) Reflects the net effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLONIAL PROPERTIES TRUST




Date:  December 18, 1996            /s/ Douglas B. Nunnelley
                                    ------------------------
                                    Douglas B. Nunnelley
                                    Senior Vice President
                                    and Chief Financial Officer



Date:  December 18, 1996            /s/ Douglas B. Nunnelley
                                    ------------------------
                                    Douglas B. Nunnelley
                                    Senior Vice President
                                    and Chief Financial Officer
                                    (Duly Authorized Officer
                                    and Principal Financial Officer)

                                                                  Exhibit 23.1





                      Consent of Independent Accountants



We consent to the incorporation by reference in the registration statements of Colonial Properties Trust on Form S-8 related to certain restricted shares and stock options filed on September 29, 1994, Form S-3 related to the Shelf Registration filed on February 17, 1995, as amended, Form S-3 related to the Dividend Reinvestment Plan filed on April 11, 1995, as amended, and Form S-8 related to the registration of common stock issuable under the Colonial Properties Trust 401(K)/Profit-Sharing Plan filed on October 15, 1996 of our report dated June 28, 1996 on our audit of the Combined Historical Summary of Revenues and Direct Operating Expenses of Acquired Properties-Crowne Chase Apartments and Crowne Point Apartments; our report dated July 3, 1996 on our audit of the Historical Summary of Revenues and Direct Operating Expenses of Acquired Property-Northdale Court; our report dated December 6, 1996 on our audit of the Historical Summary of Revenues and Direct Operating Expenses of Acquired Property-Wekiva RiverWalk; our report dated December 13, 1996 on our audit of the Historical Summary of Revenues and Direct Operating Expenses of Acquired Property-Bardmoor Village; our report dated December 13, 1996 on our audit of the Historical Summary of Revenues and Direct Operating Expenses of Acquired Property-Island Walk, which reports are included in this Form 8-K.



                                                      COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
December 18, 1996

                                                                  Exhibit 23.2





                      Consent of Independent Accountants



We consent to the incorporation by reference in the registration statements of Colonial Properties Trust on Form S-8 related to certain restricted shares and stock options filed on September 29, 1994, Form S-3 related to the Shelf Registration filed on February 17, 1995, as amended, Form S-3 related to the Dividend Reinvestment Plan filed on April 11, 1995, as amended, and Form S-8 related to the registration of common stock issuable under the Colonial Properties Trust 401(K)/Profit-Sharing Plan filed on October 15, 1996 of our report dated February 22, 1996 on our audit of the Historical Summary of Revenues and Direct Operating Expenses of Acquired Property-Briarcliffe Mall, which report is included in this Form 8-K.



                                                MARGOLIN, WINER & EVENS LLP

Garden City, New York
December 18, 1996